FIRST AMENDMENT AGREEMENT

This First Amendment Agreement (this "Amendment") is made as of January 16, 2002, by and among CEDAR FAIR, L.P., a Delaware limited partnership ("Cedar Fair LP"), CEDAR FAIR, an Ohio general partnership ("Cedar Fair"), MAGNUM MANAGEMENT CORPORATION, an Ohio corporation ("Magnum Management"), KNOTT'S BERRY FARM, a California general partnership ("Knott's Berry Farm"; and together with Cedar Fair LP, Cedar Fair and Magnum Management, collectively, "Borrowers" and, individually, each a "Borrower"), the banking institutions named in Schedule 1 to the Credit Agreement, as hereinafter defined (collectively, the "Banks"), and KEYBANK NATIONAL ASSOCIATION, as lead arranger and as administrative agent for the Banks (in such capacity as administrative agent, "Agent"):

WHEREAS, Borrowers, Agent and the Banks are parties to a certain Credit Agreement dated as of November 26, 2001, as the same may from time to time be amended, restated or otherwise modified, which provides, among other things, for loans and other extensions of credit, all upon certain terms and conditions (the "Credit Agreement");

WHEREAS, Borrowers, Agent and the Banks desire to amend the Credit Agreement to modify certain provisions thereof; and

WHEREAS, each capitalized term used herein shall be defined in accordance with the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable considerations, Borrowers, Agent and the Banks agree as follows:

1. Amendment to Definitions. Article I of the Credit Agreement is hereby amended to delete the definition of "Note Agreements" therefrom and to insert in place thereof the following:

"Note Agreements" shall mean, collectively, (a) the Prudential Note Agreements, and (b) any other note agreement that shall have been entered into in connection with the issuance of Indebtedness by the Companies in an underwritten public offering, Rule 144A offering or other private placement with one or more institutional investors subsequent to the Closing Date, so long as such note agreement shall meet the following requirements: (i) the aggregate principal amount of the Indebtedness incurred under such other note agreement or note agreements shall not exceed One Hundred Million Dollars ($100,000,000) at any time, (ii) the maturity date of such note agreement shall be no earlier than the date that is ninety (90) days after the last day of the Commitment Period, and (iii) the holders of such Indebtedness shall, if requested by Agent and the Required Banks, have entered into an intercreditor agreement containing terms and conditions substantially similar to those set forth in the Intercreditor Agreement, as such note agreement may, in accordance with Section 5.25 hereof, from time to time be amended, restated or otherwise modified.

2. Representations and Warranties. Borrowers hereby represent and warrant to Agent and the Banks that (a) Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment on behalf of Borrowers have been duly authorized to execute and deliver the same and bind Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the organizational agreements of any Borrower or any law applicable to any Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) no Borrower has any claim or offset against, or defense or counterclaim to, any of the obligations or liabilities of Borrowers under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrowers in every respect, enforceable in accordance with its terms.

3. Credit Agreement Unaffected. Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby.

4. Effectiveness. This Amendment shall not be effective until it has been executed by Borrowers, Agent and the Required Banks and acknowledged and agreed to by each Guarantor of Payment.

5. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

6. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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7. JURY TRIAL WAIVER. BORROWERS, AGENT, THE BANKS AND EACH GUARANTOR OF PAYMENT HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE BANKS, EACH GUARANTOR OF PAYMENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

CEDAR FAIR, L.P. By: Cedar Fair Management Company, its Managing General Partner By:___________________________ Name:_________________________ Title:__________________________
CEDAR FAIR By: Magnum Management Corporation, one of its general partners By:___________________________ Name:_________________________ Title:__________________________
MAGNUM MANAGEMENT CORPORATION, as a Borrower and as Treasury Manager By:___________________________ Name:_________________________ Title:__________________________
KNOTT'S BERRY FARM By: Magnum Management Corporation, one of its general partners By:___________________________ Name:_________________________ Title:__________________________
KEYBANK NATIONAL ASSOCIATION, as Agent and as a Bank By: Brendan A. Lawlor, Vice President NATIONAL CITY BANK By: Name: Title:
BANK ONE, MICHIGAN By: Name: Title:
FIFTH THIRD BANK By: Name: Title:
FIRST UNION NATIONAL BANK By: Name: Title:
JP MORGAN CHASE BANK By: Name: Title:
COMERICA BANK By: Name: Title:
UMB BANK, n.a. By: Name: Title:

GUARANTOR ACKNOWLEDGMENT

The undersigned consents and agrees to and acknowledges the terms of the foregoing First Amendment Agreement. The undersigned further agrees that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.

JURY TRIAL WAIVER. BORROWERS, AGENT, EACH BANK AND EACH GUARANTOR OF PAYMENT HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE BANKS OR THE GUARANTORS OF PAYMENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

MICHIGAN'S ADVENTURE, INC.

By:________________________________

Name:______________________________

Title:_______________________________